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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT
INVESTMENT COMPANY
Investment Company Act file number 811-22043
Invesco Van Kampen Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia	30309

(Address of principal executive offices)	(Zip code)
Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 2/28
Date of reporting period: 5/31/11

Item 1. Schedule of Investments.

Invesco Van Kampen Dynamic Credit
Opportunities Fund
Quarterly Schedule of Portfolio Holdings
May 31, 2011

invesco.com/us	VK-CE-DCO-QTR-1 05/11	Invesco Advisers, Inc.

Schedule of Investments
May 31, 2011
(Unaudited)

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Variable Rate** Senior Loan Interests 92.5%
	Aerospace & Defense 1.5%
$2,268	ARINC Inc. Second Lien Term Loan	6.200%	10/25/15	$2,211,392
1,377	DynCorp International, LLC Term Loan B	6.250	07/05/16	1,388,426
4,574	IAP Worldwide Services, Inc. Term Loan (a)	8.250	12/30/12	4,578,373
3,111	Sequa Corp. Term Loan	3.500	12/03/14	3,076,533
758	SI Organization, Inc. New Term Loan B	4.500	11/22/16	764,712
1,001	TASC, Inc. New Term Loan B	4.500	12/18/15	1,006,204
1,384	Wyle Services Corp. Term Loan B	5.750	03/27/17	1,390,147

				14,415,787

	Air Transport 0.5%
1,765	Delta Air Lines, Inc. New Term Loan B	5.500	04/20/17	1,749,405
3,153	Delta Air Lines, Inc. Term Loan B	4.250	03/07/16	3,099,278

				4,848,683

	Automotive 2.5%
9,774	Federal-Mogul Corp. Term Loan B	2.150	12/29/14	9,439,123
323	Federal-Mogul Corp. Term Loan C	2.140	12/28/15	311,588
681	Ford Motor Co. Term Loan B1	2.950	12/16/13	681,983
901	Goodyear Tire & Rubber Co. Second Lien Term Loan	1.940	04/30/14	880,149
849	Hertz Corp. New Synthetic LC	3.750	03/09/18	837,977
3,038	Hertz Corp. Term Loan B	3.750	03/09/18	3,042,078
4,247	KAR Auction Services, Inc. Term Loan B	5.000	05/19/17	4,281,338
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Automotive (continued)
$1,546	Key Safety Systems, Inc. First Lien Term Loan	2.442%	03/08/14	$1,467,113
1,878	Key Safety Systems, Inc. Revolving Credit Agreement (e)	2.687	03/08/13	1,722,569
1,018	Metaldyne Co., LLC New Term Loan B	5.250	05/18/17	1,021,098
400	Tomkins LLC Term Loan B	4.250	09/29/16	401,622

				24,086,638

	Beverage & Tobacco 1.0%
10,000	DSW Holdings, Inc. Term Loan	4.191	03/02/12	9,575,000
356	Green Mountain Coffee Roasters, Inc. Term Loan B	5.500	12/16/16	356,947

				9,931,947

	Building & Development 3.3%
176	Axia Acquisition Corp. Second Lien Term Loan A (a)	11.000	03/11/16	153,656
324	Axia Acquisition Corp. Second Lien Term Loan B (a)	5.000	03/12/16	267,197
961	Building Materials Holding Corp. Second Lien Term Loan (a)	8.000	01/05/15	862,862
6,673	Capital Automotive, LP New Term Loan B	5.000	03/10/17	6,674,622
150	CB Richard Ellis Services, Inc. New Term Loan B	3.454	11/06/16	150,140
853	CPG International, Inc. New Term Loan B	6.000	02/18/17	857,808
710	Custom Building Products, Inc. Term Loan B	5.750	03/19/15	714,748
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Building & Development (continued)
$2,000	El Ad IDB Las Vegas, LLC Term Loan A2	4.206%	08/09/12	$900,000
948	Ginn LA CS Borrower, LLC First Lien Term A Credit Linked (b)	7.750	06/08/11	78,188
2,032	Ginn LA CS Borrower, LLC First Lien Term Loan (b)	6.196	06/08/11	167,606
4,500	Ginn LA CS Borrower, LLC Second Lien Term Loan (b)	10.196	06/08/12	22,500
2,382	Kyle Acquisition Group, LLC Term Loan B (b)(d)	5.750	07/20/09	262,067
2,618	Kyle Acquisition Group, LLC Term Loan C (b)	4.000	07/20/11	287,933
317	Lake At Las Vegas Joint Venture Exit Revolving Credit Agreement (a)(e)	15.000	12/31/12	314,238
1,660	NLV Holdings, LLC Second Lien Term Loan (a)(b)(j)	5.250	05/09/12	12,531
849	Nortek, Inc. Term Loan	5.250	04/26/17	852,683
952	Realogy Corp. Extended Letter of Credit	4.400	10/10/16	888,212
16,885	Realogy Corp. Extended Term Loan	4.518	10/10/16	15,754,335
1,116	Realogy Corp. Letter of Credit	3.244	10/10/13	1,066,325
1,053	Realogy Corp. Term Loan	3.257	10/10/13	1,006,382
405	Rhodes Homes New Term Loan (a)	5.307	03/31/16	326,815
1,008	Tamarack Resorts, LLC Credit Lined Note A (b)(d)	8.051	05/19/11	30,227
209	Tamarack Resorts, LLC Term Loan (b)(d)	20.250	07/02/09	188,007
1,489	Tamarack Resorts, LLC Term Loan B (b)(d)	7.500	05/19/11	44,660
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Building & Development (continued)
$294	WCI Communities, Inc. PIK Term Loan (a)	10.000%	09/02/16	$286,639

				32,170,381

	Business Equipment & Services 6.2%
5,100	Affinion Group, Inc. Term Loan B	5.000	10/10/16	5,110,481
6,284	Asurion Corp. New First Lien Term Loan	5.500	05/24/18	6,239,718
2,497	Asurion Corp. New Second Lien Term Loan	9.000	05/24/19	2,527,470
100	Bright Horizons Family Solutions, Inc. Revolving Credit Agreement (e)	5.500	05/28/14	99,921
1,141	Bright Horizons Family Solutions, Inc. Term Loan B	7.500	05/28/15	1,146,263
1,485	Brock Holdings III, Inc. New Term Loan B	6.000	03/16/17	1,497,250
342	CCC Information Services, Inc. Term Loan B	5.500	11/11/15	344,929
1,826	First Data Corp. Delayed Draw Term Loan	2.945	09/24/14	1,709,144
1,563	First Data Corp. Extended Term Loan B	4.195	03/23/18	1,462,367
12,924	First Data Corp. Term Loan B1	2.945	09/24/14	12,123,494
7,193	First Data Corp. Term Loan B2	2.945	09/24/14	6,749,640
3,352	First Data Corp. Term Loan B3	2.945	09/24/14	3,142,421
1,477	Interactive Data Corp. Term Loan B	4.750	02/12/18	1,482,865
1,739	iPayment, Inc. Term Loan B	5.750	05/08/17	1,751,584
1,451	Kronos, Inc. Second Lien Term Loan	6.057	06/11/15	1,421,837
3,654	Mitchell International, Inc. Second Lien Term Loan	5.563	03/30/15	3,382,566
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Business Equipment & Services (continued)
$5,017	NCO Financial Systems Term Loan B	8.000%	05/15/13	$5,001,659
3,777	SMG Holdings, Inc. Term Loan B	3.330	07/27/14	3,680,471
413	SunGard Data Systems, Inc. Add on Term Loan	3.710	02/28/14	414,630
1,423	SunGard Data Systems, Inc. Term Loan B	3.870	02/26/16	1,429,488
26	Verint Systems, Inc. Term Loan	4.500	10/27/17	25,656
209	Vertafore, Inc. Term Loan	5.250	07/29/16	210,214

				60,954,068

	Cable & Satellite Television 2.2%
7,073	Charter Communications Operating, LLC Extended Term Loan	3.560	09/06/16	7,091,226
5,000	Charter Communications Operating, LLC Third Lien Term Loan	2.691	09/06/14	4,955,000
3,925	Knology, Inc. Term Loan B	4.000	08/18/17	3,937,109
891	Mediacom Illinois, LLC Term Loan F	4.500	10/23/17	893,626
2,494	Mediacom LLC Term Loan E	4.500	10/23/17	2,496,836
1,909	Midcontinent Communications New Term Loan B	4.000	12/30/16	1,919,704
329	NDS Finance Limited New Term Loan B	4.000	03/12/18	330,200
€304	UPC Broadband Holding, B.V. Term Loan T (Netherlands)	3.711	12/30/16	304,243

				21,927,944

	Chemicals & Plastics 4.8%
1,179	Armored Autogroup Inc. Term Loan B	6.000	11/04/16	1,183,484
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Chemicals & Plastics (continued)
$5,000	Brenntag Holding GmbH & Co. Second Lien Term Loan (Germany)	6.433%	07/17/15	$5,029,175
1,459	Houghton International, Inc. New Term Loan B	6.750	01/29/16	1,470,454
€6,857	Ineos Holdings Limited Term Loan B1 (United Kingdom)	7.501	12/16/13	10,343,830
€7,685	Ineos Holdings Limited Term Loan C1 (United Kingdom)	8.001	12/16/14	11,648,177
3,837	MetoKote Corp. Term Loan Refinance	9.000	11/27/11	3,827,001
1,401	Momentive Specialty Chemicals, Inc. Extended Term Loan C4	4.062	05/05/15	1,402,747
4,827	Momentive Specialty Chemicals, Inc. Extended Term Loan C5	4.063	05/05/15	4,827,047
1,142	Nusil Technology, LLC New Term Loan	5.250	04/07/17	1,147,216
251	OMNOVA Solutions, Inc. Term Loan B	5.750	05/31/17	253,734
470	Potters Holdings II, LP First Lien Term Loan	6.000	05/05/17	472,931
1,528	PQ Corp. Term Loan B	3.510	07/30/14	1,495,816
4,179	Univar, Inc. Term Loan B	5.000	06/30/17	4,186,588

				47,288,200

	Clothing/Textiles 0.5%
5,000	Levi Strauss & Co. Term Loan	2.442	03/27/14	4,916,675

	Conglomerates 0.9%
4,511	Goodman Global Holdings, Inc. First Lien Term Loan	5.750	10/28/16	4,550,765
335	Goodman Global Holdings, Inc. Second Lien Term Loan	9.000	10/30/17	346,303
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Conglomerates (continued)
$167	RGIS Holdings LLC Delayed Draw Term Loan	2.805%	04/30/14	$164,734
3,349	RGIS Holdings LLC Term Loan B	2.807	04/30/14	3,294,681

				8,356,483

	Containers & Glass Products 2.6%
3,206	Anchor Glass Container Corp. First Lien Term Loan	6.000	03/02/16	3,235,284
1,350	Anchor Glass Container Corp. Second Lien Term Loan	10.000	09/02/16	1,384,033
3,000	Berlin Packaging, LLC Second Lien Term Loan	6.738	08/17/15	2,557,500
5,807	Berlin Packaging, LLC Term Loan	3.260	08/17/14	5,694,935
2,649	Berry Plastics Group, Inc. Term Loan C	2.260	04/03/15	2,552,055
314	BWAY Corp. Term Loan B	4.500	02/23/18	315,608
28	BWAY Corp. Term Loan C	4.500	02/23/18	28,021
4,784	Graham Packaging Co., L.P. Term Loan C	6.750	04/05/14	4,808,566
1,522	Graham Packaging Co., L.P. Term Loan D	6.000	09/23/16	1,530,389
470	Ranpak Corp. Term Loan	4.750	04/20/17	472,942
2,750	Reynolds Group Holdings Inc. Term Loan E	4.250	02/09/18	2,755,580

				25,334,913

	Cosmetics/Toiletries 1.0%
912	Huish Detergents, Inc. Term Loan B	2.200	04/26/14	881,385
196	KIK Custom Products, Inc. Canadian Term Loan	2.530	06/02/14	173,872
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Cosmetics/Toiletries (continued)
$1,145	KIK Custom Products, Inc. First Lien Term Loan	2.530%	06/02/14	$1,014,250
7,000	KIK Custom Products, Inc. Second Lien Term Loan	5.273	11/30/14	5,244,995
1,194	Marietta Intermediate Holding Corp. Term Loan B (a)	8.000	02/19/15	1,086,178
1,065	Prestige Brands, Inc. Term Loan B	4.750	03/24/16	1,072,745

				9,473,425

	Drugs 0.7%
3,711	Grifols Inc. Term Loan B	6.000	11/23/16	3,750,165
750	Nyco Holdings 2 Aps Term Loan B2 (Denmark)	3.941	12/29/14	747,753
750	Nyco Holdings 2 Aps Term Loan C2 (Denmark)	4.691	12/29/15	751,911
89	Nyco Holdings 3 Aps Facility A1 (Denmark)	3.191	12/29/13	88,954
460	Nyco Holdings 3 Aps Facility A2 (Denmark)	3.191	12/29/13	459,071
14	Nyco Holdings 3 Aps Facility A3 (Denmark)	3.191	12/29/13	14,324
9	Nyco Holdings 3 Aps Facility A4 (Denmark)	3.191	12/29/13	9,125
65	Nyco Holdings 3 Aps Facility A5 (Denmark)	3.191	12/29/13	64,518
553	Warner Chilcott Co., LLC New Term Loan B1	4.250	03/15/18	555,260
277	Warner Chilcott Co., LLC New Term Loan B2	4.250	03/15/18	277,630
380	Warner Chilcott Co., LLC New Term Loan B3	4.250	03/15/18	381,742

				7,100,453

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Ecological Services & Equipment 1.7%
$783	Sensus USA Inc. First Lien Term Loan	4.750%	05/09/17	$788,237
419	Sensus USA Inc. Second Lien Term Loan	8.500	05/09/18	427,678
489	Servicemaster Co. Delayed Draw Term Loan	2.700	07/24/14	477,894
2,802	Servicemaster Co. Letter of Credit	2.782	07/24/14	2,740,213
5,994	Servicemaster Co. Term Loan	2.740	07/24/14	5,861,538
6,850	Synagro Technologies, Inc. Second Lien Term Loan	4.950	10/02/14	6,310,563

				16,606,123

	Electronics/Electrical 2.9%
163	Aeroflex, Inc. Term Loan B	4.250	05/09/18	163,394
676	Bentley Systems, Inc. Term Loan B	5.750	12/29/16	679,596
1,916	CDWC, LLC Extended Term Loan	4.500	07/14/17	1,912,748
1,380	Commscope, Inc. New Term Loan B	5.000	01/14/18	1,389,865
679	Datatel, Inc. Extended First Lien Term Loan	5.000	02/20/17	681,712
3,268	Datatel, Inc. Extended Second Lien Term Loan	8.750	02/19/18	3,327,356
6,456	Freescale Semiconductor, Inc. Extended Term Loan B	4.461	12/01/16	6,440,455
2,004	Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan	5.950	07/28/15	1,962,561
3,842	Infor Enterprise Solutions Holdings, Inc. Extended Initial Term Loan	5.950	07/28/15	3,761,576
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Electronics/Electrical (continued)
$5,729	Open Solutions, Inc. Term Loan B	2.395%	01/23/14	$5,045,280
213	Sensata Technologies Finance Co., LLC New Term Loan	4.000	05/11/18	213,696
2,310	Spectrum Brands, Inc. Term Loan B (Netherlands)	5.000	06/17/16	2,333,557

				27,911,796

	Farming/Agriculture 0.2%
977	WM. Bolthouse Farms, Inc. New First Lien Term Loan	5.500	02/11/16	984,712
1,091	WM. Bolthouse Farms, Inc. New Second Lien Term Loan	9.500	08/11/16	1,107,725

				2,092,437

	Financial Intermediaries 2.2%
2,128	Fidelity National Information Solutions, Inc. Term Loan B	5.250	07/18/16	2,141,227
2,206	Fifth Third Processing Solutions, LLC Term Loan B1	4.500	11/03/16	2,211,724
425	Moneygram International, Inc. Term Loan B	4.500	11/17/17	427,350
5,987	Nuveen Investments, Inc. Extended Term Loan	5.790	05/12/17	6,024,316
3,787	Nuveen Investments, Inc. Term Loan	3.290	11/13/14	3,741,117
74	RJO Holdings Corp. FCM Term Loan	6.210	12/10/15	67,021
3,472	RJO Holdings Corp. HoldCo Term Loan B	6.210	12/10/15	2,738,437
1,532	Transfirst Holdings, Inc. Second Lien Term Loan (a)	6.310	06/15/15	1,451,744
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Financial Intermediaries (continued)
$2,872	Transfirst Holdings, Inc. Term Loan B	3.060%	06/15/14	$2,808,817

				21,611,753

	Food Products 3.5%
756	Acosta, Inc. Term Loan	4.750	03/01/18	759,070
527	Advantage Sales & Marketing, Inc. Second Lien Term Loan	9.250	06/18/18	538,046
1,570	Advantage Sales & Marketing, Inc. Term Loan B	5.250	12/18/17	1,578,148
£1,500	Cucina Acquisition Ltd. Term Loan B (United Kingdom)	3.455	09/14/15	2,314,822
£1,500	Cucina Acquisition Ltd. Term Loan C (United Kingdom)	3.955	10/12/16	2,327,160
1,250	Dean Foods Co. Extended Term Loan B1	3.560	04/02/16	1,236,719
4,797	Del Monte Foods Co. Term Loan	4.500	03/08/18	4,803,381
960	Dole Food Co. Inc. Term Loan B	5.050	03/02/17	966,181
2,384	Dole Food Co. Inc. Term Loan C	5.090	03/02/17	2,399,753
1,609	Farley’s & Sathers Candy Co., Inc. Term Loan B	6.500	03/30/18	1,620,601
€1,276	Foodvest Ltd. Term Loan C2 (United Kingdom)	5.593	10/02/16	1,820,088
€3,000	Liberator Midco Limited Term Loan D (United Kingdom)	5.732	04/30/16	4,360,752
461	Michael Foods Group, Inc. Term Loan	4.250	02/23/18	463,055
€768	Panrico, Inc. Term Loan (Spain)	8.975	09/08/16	104,930
4,238	Pierre Foods, Inc. First Lien Term Loan	7.000	09/30/16	4,296,556
900	Pierre Foods, Inc. Second Lien Term Loan	11.250	09/29/17	926,490
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Food Products (continued)
$4,169	Pinnacle Foods Holdings Corp. Term Loan D	6.000%	04/02/14	$4,222,661

				34,738,413

	Food Service 1.2%
3,551	Burger King Corp. Term Loan B	4.500	10/19/16	3,547,706
986	Center Cut Hospitality, Inc. Term Loan	9.250	07/06/14	979,942
125	Darling International Inc. Term Loan	5.000	12/16/16	126,458
2,270	Dunkin’ Brands, Inc. Add on Term Loan B	4.250	11/23/17	2,276,454
1,639	OSI Restaurant Partners, LLC Revolving Credit Agreement	3.542	06/14/13	1,596,651
3,570	OSI Restaurant Partners, LLC Term Loan B	2.500	06/14/14	3,477,634
10	Sbarro, Inc. Delayed Draw Term Loan (e)	8.750	10/05/11	10,071
22	Sbarro, Inc. DIP Term Loan	8.750	10/05/11	22,157
5	Sbarro, Inc. Second Lien Term Loan	8.750	10/05/11	4,700

				12,041,773

	Food/Drug Retailers 2.7%
£4,000	Alliance Boots Holdings, Ltd. Second Lien Term Loan (United Kingdom)	4.840	07/05/16	6,378,945
€1,390	Alliance Boots Holdings, Ltd. Second Lien Term Loan (United Kingdom)	5.443	07/05/16	1,960,135
3,049	General Nutrition Centers, Inc. New Term Loan B	4.250	03/02/18	3,057,409
884	NBTY, Inc. New Term Loan B	4.250	10/02/17	884,502
6,185	Rite Aid Corp. Term Loan 5	4.500	02/28/18	6,127,549
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Food/Drug Retailers (continued)
$2,012	Rite Aid Corp. Term Loan B	1.950%	06/04/14	$1,936,222
1,745	Roundy’s Supermarkets, Inc. Extended Term Loan	7.000	11/03/13	1,751,622
623	Supervalu, Inc. Extended Term Loan B2	3.441	10/05/15	618,847
3,683	Supervalu, Inc. Term Loan B3	4.500	04/28/18	3,649,859

				26,365,090

	Forest Products 0.8%
3,200	Ainsworth Lumber Co, Ltd. Term Loan	5.250	06/26/14	3,201,328
2,550	Cenveo Corp. Term Loan B	6.250	12/21/16	2,573,193
450	Verso Paper Holding, LLC Term Loan (a)	6.650	02/01/13	431,916
96	White Birch Paper Co. DIP Delayed Draw Term Loan (Canada) (e)	12.000	09/30/11	94,964
584	White Birch Paper Co. DIP Term Loan B (Canada)	12.000	09/30/11	580,702
558	Xerium Technologies, Inc. New Term Loan B	5.500	05/22/17	562,686

				7,444,789

	Health Care 2.9%
4,882	Carestream Health, Inc. Term Loan B	5.000	02/25/17	4,654,525
10	Community Health Systems, Inc. Non-Extended Delayed Draw Term Loan	2.500	07/25/14	10,115
1,525	Community Health Systems, Inc. Extended Term Loan B	3.750	01/25/17	1,491,262
186	Community Health Systems, Inc. Non-Extended Term Loan	2.500	07/25/14	180,546
2,742	Drumm Investors, LLC Term Loan	5.000	05/04/18	2,703,655
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Health Care (continued)
$2,071	Gentiva Health Services, Inc. New Term Loan B	4.750%	08/17/16	$2,079,378
361	Harlan Sprague Dawley, Inc. Term Loan B	3.730	07/11/14	336,525
688	HCR Healthcare, LLC New Term Loan	5.000	04/06/18	681,171
937	Health Management Associates, Inc. Term Loan B	2.057	02/28/14	917,639
932	IMS Health, Inc. New Term Loan B	4.500	08/25/17	936,277
1,275	Rehabcare Group, Inc. Term Loan B	6.250	11/24/15	1,278,492
689	Rural/Metro Operating Co., LLC Term Loan B	6.000	11/24/16	696,964
1,431	Skilled Healthcare Group, Inc. Term Loan B	5.250	04/08/16	1,431,998
1,351	Sun Healthcare Group Inc. New Term Loan B	7.500	10/15/16	1,346,660
1,175	Surgery Center Holdings, Inc. Term Loan B	6.500	02/06/17	1,188,478
5,797	Surgical Care Affiliates, Inc. Term Loan	2.307	12/29/14	5,670,043
1,129	Trizetto Group, Inc. Term Loan B	4.750	05/02/18	1,130,646
166	United Surgical Partners, International, Inc. Delayed Draw Term Loan	2.220	04/21/14	163,532
1,426	United Surgical Partners, International, Inc. Term Loan B	2.250	04/19/14	1,404,760
401	Universal Health Services, Inc. New Term Loan B	4.000	11/15/16	402,914

				28,705,580

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Home Furnishings 1.6%
$6,789	Hunter Fan Co. Second Lien Term Loan	6.960%	10/16/14	$5,918,146
1,588	Hunter Fan Co. Term Loan	2.700	04/16/14	1,529,320
4,813	Mattress Holdings Corp. Term Loan B	2.560	01/18/14	4,607,969
3,458	National Bedding Co., LLC Second Lien Term Loan	5.313	02/28/14	3,401,495

				15,456,930

	Industrial Equipment 0.5%
621	JMC Steel Group, Inc. Term Loan	4.750	04/03/17	627,700
984	Manitowoc Co., Inc. New Term Loan B	4.250	11/13/17	989,840
3,605	Mold-Masters Luxembourg Holdings, SA Mold Masters Term Loan	3.813	10/10/14	3,534,996

				5,152,536

	Insurance 1.6%
2,688	Alliant Holdings I, Inc. Term Loan B	3.307	08/21/14	2,662,278
1,024	Alliant Holdings I, Inc. Term Loan D	6.750	08/21/14	1,030,550
5,809	AmWins Group, Inc. First Lien Term Loan	2.780	06/08/13	5,749,969
633	C.G. JCF Corp. Term Loan	3.200	08/01/14	623,854
1,750	HMSC Corp. Second Lien Term Loan	5.692	10/03/14	1,314,687
647	Sedgwick CMS Holdings, Inc. New Term Loan	5.000	12/30/16	648,261
1,600	Sedgwick CMS Holdings, Inc. Second Lien Term Loan	9.000	05/26/17	1,612,000
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Insurance (continued)
$1,970	USI Holdings Corp. Incremental Term Loan	7.000%	05/05/14	$1,974,925

				15,616,524

	Leisure Goods/Activities/Movies 1.8%
2,319	24 Hour Fitness Worldwide, Inc. Term Loan	6.750	04/22/16	2,316,192
1,800	Alpha Topco, Ltd. Second Lien Term Loan (United Kingdom)	3.960	06/30/14	1,760,904
2,384	Alpha Topco, Ltd. Term Loan B2 (United Kingdom)	2.707	12/31/13	2,334,019
3,529	Alpha Topcp, Ltd. Term Loan B (United Kingdom)	2.707	12/31/13	3,455,392
1,027	Fender Musical Instruments Corp. Delayed Draw Term Loan	2.450	06/09/14	998,069
2,034	Fender Musical Instruments Corp. Term Loan B	2.450	06/09/14	1,975,584
91	Hicks Sporting Group, LLC (e)	15.000	06/30/11	92,129
5,037	Sabre Holdings Corp. Term Loan B	2.210	09/30/14	4,538,661
49	Universal City Development Partners, Ltd. New Term Loan B	5.500	11/06/14	49,901

				17,520,851

	Lodging & Casinos 9.3%
2,405	Boyd Gaming Corp. Extended Revolving Credit Agreement	1.816	12/17/15	2,202,976
4,000	Boyd Gaming Corp. Revolving Credit Agreement	1.625	05/24/12	3,900,000
1,000	Boyd Gaming Corp. Term Loan	3.691	12/17/15	976,670
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Lodging & Casinos (continued)
$494	Caesars Entertainment Operating Co. Incremental Term Loan B4	9.500%	10/31/16	$525,098
9,168	Caesars Entertainment Operating Co. Term Loan B1	3.274	01/28/15	8,525,869
7,848	Caesars Entertainment Operating Co. Term Loan B2	3.250	01/28/15	7,298,032
6,368	Caesars Entertainment Operating Co. Term Loan B3	3.270	01/28/15	5,921,720
1,880	Cannery Casino Resorts, LLC Delayed Draw Term Loan	4.443	05/20/13	1,861,133
2,500	Cannery Casino Resorts, LLC Second Lien Term Loan	4.443	05/16/14	2,371,875
2,273	Cannery Casino Resorts, LLC Term Loan B	4.443	05/17/13	2,250,528
4,327	CCM Merger Corp. New Term Loan B	7.000	03/01/17	4,401,629
188	Chester Downs and Marina, LLC Incremental Term Loan	12.375	07/29/16	192,557
108	Chester Downs and Marina, LLC Term Loan	12.375	07/29/16	110,316
361	Golden Nugget, Inc. New Delayed Draw Term Loan (a)	3.200	06/30/14	318,268
633	Golden Nugget, Inc. Term Loan B (a)	3.200	06/30/14	559,116
161	Las Vegas Sands, LLC Extended Delayed Draw Term Loan 2	3.000	11/23/15	158,131
0	Las Vegas Sands, LLC Extended Term Loan B	3.000	11/23/16	368
1,056	Magnolia Hill, LLC Delayed Draw Term Loan	3.450	10/30/13	944,800
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Lodging & Casinos (continued)
$4,650	Magnolia Hill, LLC Mezzanine Loan	14.000%	04/30/14	$4,533,612
3,005	Magnolia Hill, LLC Term Loan	3.450	10/30/13	2,689,047
€9,547	Regency Entertainment S.A. Term Loan B (Greece)	3.852	03/03/14	4,934,386
€9,547	Regency Entertainment S.A. Term Loan C (Greece)	4.227	03/02/15	5,003,078
£7,110	Travelodge Hotels Term Loan B (United Kingdom)	4.559	09/05/14	10,847,989
£7,110	Travelodge Hotels Term Loan C (United Kingdom)	5.138	09/04/15	10,906,469
3,744	Twin River Worldwide Holdings, Inc. Term Loan	8.500	11/05/15	3,763,100
1,266	Venetian Macau, Ltd. Delayed Draw Term Loan B	4.700	05/25/12	1,267,303
1,452	Venetian Macau, Ltd. New Project Term Loan	4.700	05/27/13	1,454,185
3,004	Venetian Macau, Ltd. Term Loan B	4.700	05/27/13	3,007,639

				90,925,894

	Nonferrous Metals/Minerals 0.2%
2,195	Novelis, Inc. New Term Loan B	4.000	03/10/17	2,206,125

	Oil & Gas 1.5%
534	Big West Oil, LLC New Term Loan	7.000	03/31/16	540,530
4,297	CCS, Inc. Term Loan B	3.242	11/14/14	4,127,803
752	Citgo Petroleum Corp. Term Loan B	8.000	06/24/15	769,508
2,202	Obsidian Natural Gas Trust Term Loan	7.000	11/02/15	2,245,846
1,652	RAM Energy Resources, Inc. Second Lien Term Loan	11.000	09/13/16	1,668,024
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Oil & Gas (continued)
$2,995	Western Refining, Inc. New Term Loan B	7.500%	03/15/17	$3,063,585
2,410	Willbros United States Holdings, Inc. Term Loan B	9.500	06/30/14	2,429,179

				14,844,475

	Oil & Gas Drilling 0.7%
161	Abbot Group Limited Term Loan B1 (United Kingdom)	5.300	03/15/16	154,294
3,535	Abbot Group Limited Term Loan B2 (United Kingdom)	5.300	03/19/16	3,371,099
57	Abbot Group Limited Term Loan C1 (United Kingdom)	5.550	03/15/17	55,061
2,850	Abbot Group Limited Term Loan C2 (United Kingdom)	5.550	03/19/17	2,732,795
988	Abbot Group Limited Term Loan C3 (United Kingdom)	5.550	03/19/17	947,364

				7,260,613

	Personal Products 0.1%
803	Revlon Consumer Products Corp. New Term Loan B	4.750	11/17/17	805,565

	Publishing 4.8%
13,588	Cengage Learning Acquisitions, Inc. Term Loan	2.440	07/03/14	12,698,584
2,428	Clarke American Corp. Term Loan B	2.770	06/30/14	2,253,124
302	Gatehouse Media, Inc. Delayed Draw Term Loan	2.200	08/28/14	114,895
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Publishing (continued)
$810	Gatehouse Media, Inc. Term Loan B	2.200%	08/28/14	$308,060
3,294	Getty Images, Inc. New Term Loan	5.250	11/07/16	3,321,091
935	Knowledgepoint360 Group, LLC First Lien Term Loan	3.520	04/14/14	883,304
2,000	Knowledgepoint360 Group, LLC Second Lien Term Loan	7.261	04/13/15	1,700,000
1,219	Medianews Group New Term Loan	8.500	03/19/14	1,222,233
5,077	Merrill Communications, LLC Second Lien Term Loan (a)	13.760	11/15/13	5,079,108
1,000	Merrill Communications, LLC Term Loan	7.500	12/24/12	1,001,250
2,333	Newsday, LLC Term Loan	6.526	08/01/13	2,403,333
1,426	Primedia, Inc. Term Loan B	2.300	08/01/14	1,402,127
18,437	Tribune Co. Term Loan B (b)(c)	5.250	06/04/14	12,595,081
€5,476	Yell Group PLC New Term Loan B1 (United Kingdom)	3.941	07/31/14	2,285,149

				47,267,339

	Radio & Television 8.8%
644	Citadel Broadcasting Corp. New Term Loan B	4.250	12/30/16	644,660
17,084	Clear Channel Communication Term Loan B	3.841	01/28/16	15,012,985
1,887	CMP KC, LLC Term Loan (b)	6.250	06/03/11	282,996
3,326	CMP Susquehanna Corp. Term Loan	2.250	05/05/13	3,284,641
2,547	FoxCo Acquisition Sub, LLC Term Loan B	4.750	07/14/15	2,557,671
1,371	Harron Communications Corp. Term Loan B	5.250	10/06/17	1,378,833
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Radio & Television (continued)
$629	High Plains Broadcasting Operating Co., LLC Term Loan	9.000%	09/14/16	$632,646
5,983	Intelsat Jackson Holdings S.A. New Term Loan	5.250	04/02/18	6,030,359
1,431	Multicultural Radio Broadcasting, Inc. Term Loan	2.940	12/18/12	1,313,395
2,297	Newport Television, LLC Term Loan B	9.000	09/14/16	2,308,625
€10,694	Prosiebensat.1 Media AG Revolving Credit Agreement (Germany)	3.496	03/06/15	13,684,577
€2,000	Tyrol Acquisitions Revolving Credit Agreement (France)	2.851	01/19/14	2,583,183
€9,110	Tyrol Acquisitions Second Lien Term Loan (France)	4.551	07/29/16	11,587,381
€1,500	Tyrol Acquisitions Term Loan B (France)	3.232	01/30/15	1,986,411
€1,500	Tyrol Acquisitions Term Loan C (France)	3.482	01/29/16	1,997,204
19,801	Univision Communications, Inc. Extended Term Loan	4.441	03/31/17	19,167,171
63	Univision Communications, Inc. Initial Term Loan	2.191	09/29/14	61,156
1,498	Weather Channel New Term Loan B	4.250	02/13/17	1,508,805

				86,022,699

	Retailers (except food & drug) 2.3%
3,315	Amscan Holdings, Inc. Term Loan B	6.750	12/04/17	3,336,138
1,638	Claire’s Stores, Inc. Term Loan B	3.057	05/29/14	1,512,376
495	Educate, Inc. Term Loan	8.500	06/16/14	482,803
1,403	FTD Group, Inc. Term Loan B	6.750	08/26/14	1,404,221
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Retailers (except food & drug) (continued)
$4,027	Guitar Center, Inc. Extended Term Loan	5.560%	04/10/17	$3,836,738
923	Gymboree Corp. New Term Loan	5.000	02/23/18	907,095
2,215	J Crew Operating Corp. New Term Loan B	4.750	03/07/18	2,176,457
790	Michaels Stores, Inc. Term Loan B2	4.813	07/31/16	794,032
6,254	Neiman Marcus Group, Inc. New Term Loan	4.750	05/16/18	6,216,904
1,765	Petco Animal Supplies, Inc. New Term Loan	4.500	11/24/17	1,765,721

				22,432,485

	Surface Transport 0.4%
1,736	Kenan Advantage Group, Inc. New Term Loan	5.500	06/10/16	1,750,891
1,641	Swift Transportation Co. Inc. Term Loan B	6.000	12/21/16	1,657,163

				3,408,054

	Telecommunications 7.8%
4,686	Avaya, Inc. Extended Term Loan B3	4.755	10/26/17	4,578,391
1,533	Avaya, Inc. Term Loan	3.005	10/24/14	1,484,800
€3,120	Bultel Cable Bulgaria EAD Term Loan A (Bulgaria)	6.518	10/27/15	4,040,991
€3,250	Bultel Cable Bulgaria EAD Term Loan B (Bulgaria)	7.531	10/27/16	4,209,366
€10,006	Completel S.A.S. Term Loan B (France)	4.950	08/29/15	14,039,307
7,817	Fairpoint Communications, Inc. New Term Loan B	6.500	01/22/16	7,261,892
€1,182	Fibernet Term Loan B (Bulgaria)	3.610	12/20/14	493,500
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Telecommunications (continued)
€1,182	Fibernet Term Loan C (Bulgaria)	4.110%	12/20/15	$493,500
$2,642	Global Tel*Link Corp. New Term Loan B	5.000	11/10/16	2,643,675
2,397	Hawaiian Telcom Communications, Inc. Exit Term Loan	9.000	11/01/15	2,466,859
3,500	Integra Telecom, Inc. New Term Loan B	9.370	04/15/15	3,520,422
167	Level 3 Communications, Inc. Add on Term Loan	11.500	03/13/14	178,055
4,625	Level 3 Communications, Inc. Term Loan A	2.533	03/13/14	4,524,637
5,711	MetroPCS Wireless, Inc. New Term Loan B	4.000	03/16/18	5,709,632
€3,935	Primacom Term Loan B1 (Germany)	5.010	12/05/13	4,685,650
€3,935	Primacom Term Loan C1 (Germany)	5.510	12/05/14	4,713,962
€4,019	Primacom Term Loan C2 (Germany)	5.510	11/22/16	4,814,665
1,710	Syniverse Technologies, Inc. Term Loan B	5.250	12/21/17	1,725,808
684	Towerco Finance, LLC Term Loan B	5.250	02/02/17	689,447
1,152	U.S. Telepacific Corp. New Term Loan B	5.750	02/23/17	1,151,552
623	West Corp. Term Loan B4	4.590	07/15/16	625,951
2,098	West Corp. Term Loan B5	4.610	07/15/16	2,107,436

				76,159,498

	Utilities 5.3%
5,000	Bicent Power, LLC Second Lien Term Loan	4.310	12/31/14	675,000
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Principal
Amount			Stated
(000)	Borrower	Coupon	Maturity*	Value

	Utilities (continued)
$4,309	BRSP, LLC Term Loan B	7.500%	06/04/14	$4,346,539
4,847	Calpine Corp. New Term Loan	4.500	04/02/18	4,866,326
2,900	Firstlight Power Resources, Inc. Second Lien Term Loan	4.813	05/01/14	2,769,500
606	Firstlight Power Resources, Inc. Term Loan B	2.813	11/01/13	601,371
388	Great Point Power Term Loan B1	3.780	03/10/17	391,693
187	Mach Gen, LLC Letter of Credit	2.307	02/22/13	174,767
2,278	NRG Energy, Inc. Extended Letter of Credit	3.557	08/31/15	2,278,078
574	NRG Energy, Inc. Extended Term Loan B	3.469	08/31/15	574,417
3,054	Primary Energy Operations, LLC New Term Loan	6.500	10/23/14	3,038,120
3,719	Star West Generation, LLC Term Loan B	6.000	05/14/18	3,704,894
3,453	Texas Competitive Electric Holdings Co., LLC Extended Term Loan	4.740	10/10/17	2,740,991
23,299	Texas Competitive Electric Holdings Co., LLC Non-Extended Term Loan	3.706	10/10/14	19,880,045
6,000	TPF Generation Holdings, LLC Second Lien Term Loan C	4.557	12/15/14	5,910,000

				51,951,741

	Total Variable Rate** Senior Loan Interests 92.5%			905,354,680

	Notes 24.4%
	Air Transport 0.1%
650	Continental Airlines, Inc.	6.750	09/15/15	664,625

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Auto Parts & Equipment 0.1%
$1,145	Dana Holding Corp.	6.750%	02/15/21	$1,150,725

	Building & Development 0.0%
336	Realogy Corp.	7.875	02/15/19	339,360

	Cable & Satellite Television 1.2%
4,237	CCO Holdings, LLC	7.000	01/15/19	4,348,661
€5,000	Central Euro Media Enterprises Ltd. (Czech Republic) (f)	9.000	11/01/17	7,897,058

				12,245,719

	Chemicals & Plastics 0.5%
3,149	Lyondell Chemical Co.	11.000	05/01/18	3,556,837
2,043	Wellman, Inc. (a)	5.000	01/29/19	1,736,519

				5,293,356

	Commercial Bank 0.3%
£2,000	Uni Credit SpA (Italy)	5.396	10/29/49	2,833,314

	Containers & Glass Products 4.9%
€5,000	Ardagh Glass Finance (Ireland) (f)	7.125	06/15/17	7,069,576
€6,000	Ardagh Glass Finance (Ireland) (f)	8.750	02/01/20	8,958,394
6,300	Berry Plastics Corp. (h)	5.028	02/15/15	6,284,250
€9,800	Pregis Corp.	6.327	04/15/13	13,644,822
€7,550	Pregis Corp.	6.327	04/15/13	10,512,082
1,043	Reynolds Group Issuer, Inc.	6.875	02/15/21	1,082,112

				47,551,236

	Financial Intermediaries 2.3%
800	Lloyds Banking Group PLC (f)	7.875	11/01/20	792,000
15,000	Royal Bank of Scotland PLC	7.648	08/29/49	14,287,500
7,700	Seadrill Ltd.	6.500	10/05/15	7,550,813

				22,630,313

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Health Care 0.7%
$6,167	Apria Healthcare Group I	11.250%	11/01/14	$6,559,792

	Home Furnishings 0.2%
1,538	Targus Group International Inc. (a)	10.000	12/15/15	1,538,235

	Lodging & Casinos 4.2%
£1,631	Punch Taverns PLC (United Kingdom)	4.767	06/30/33	2,282,522
£2,942	Punch Taverns PLC (United Kingdom)	5.943	12/30/24	4,137,973
£5,900	Punch Taverns PLC (United Kingdom) (f)	7.369	06/30/22	9,147,430
£4,806	Spirit Issuer PLC (United Kingdom)	5.472	12/28/28	6,649,095
£12,519	Unique Pub (United Kingdom)	5.659	06/30/27	16,101,673
£2,000	Unique Pub (United Kingdom)	6.542	03/30/21	2,950,777

				41,269,470

	Metals & Mining 0.5%
£2,720	Luxfer Holdings PLC (United Kingdom)	6.616	02/06/12	4,474,398

	Multi-Line Insurance 2.5%
€10,650	American International Group	4.875	03/15/67	12,874,184
£8,250	American International Group	5.750	03/15/67	11,739,126

				24,613,310

	Oil & Gas 0.3%
2,360	Offshore Group Investment Ltd.	11.500	08/01/15	2,613,700

	Other Diversified Financial Services 0.5%
€3,720	American General Finance Corp.	3.250	01/16/13	5,092,839

	Rail Industries 1.5%
£5,000	Channel Link (United Kingdom)	2.297	06/20/12	7,649,247
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Rail Industries (continued)
€5,000	Channel Link (United Kingdom)	2.504%	06/30/12	$6,691,812

				14,341,059

	Surface Transport 2.1%
€14,594	CB Bus AB (Sweden)	9.125	08/01/12	20,844,550

	Telecommunications 0.9%
€6,000	Versatel AG (Germany) (f)	3.923	06/15/14	8,548,251

	Utilities 1.6%
$1,089	Calpine Corp.	7.500	02/15/21	1,138,474
10,923	Calpine Corp.	7.875	01/15/23	11,441,996
2,006	NRG Energy, Inc.	7.625	05/15/19	1,995,970
1,415	Texas Competitive Electric Holdings Co., LLC	11.500	10/01/20	1,439,763

				16,016,203

	Total Notes 24.4%			238,620,455

	Structured Products 1.4%
3,500	ACA CLO 2005-1 Ltd. (h)	5.000	10/15/17	2,896,250
792	Ares 2007-11A D (h)	3.000	10/11/21	659,340
328	Atrium CDO Corp.	9.176	06/08/19	313,240
2,750	Cent CDO Ltd. (h)	2.250	03/11/21	2,213,750
3,000	Clear Lake CLO 2006-1A Ltd. (h)	1.450	12/20/20	2,257,500
1,747	Columbus Nova CLO Ltd. (h)	3.600	05/16/19	1,345,190
922	Flagship CLO V (h)	4.750	06/10/21	765,544
842	ING Investment Management CLO Ltd. (h)	3.500	12/13/20	656,760
1,696	Sierra CLO Ltd. (h)	3.774	01/22/21	1,331,360
2,050	Silverado CLO Ltd. (h)	4.026	10/16/20	1,691,250

	Total Structured Products 1.4%			14,130,184

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Shares	Description	Value

	Common Stocks 2.8%
	Building & Development 0.3%
$101	Axia Acquisition Corp. (f)(g)	$251,400
308,203	Contech Construction Products, Inc. (g)	0
512,204	Building Materials Holding Corp. (f)(g)	660,743
2,339	Lake At Las Vegas Joint Venture, LLC, Class A (g)	947,873
28	Lake At Las Vegas Joint Venture, LLC, Class B (g)	11,260
235,259	Newhall Holding Co., LLC (g)	358,770
750,544	Rhodes Homes (g)	206,400
1,830	WCI Communities, Inc. (g)	183,000

		2,619,446

	Chemicals & Plastics 0.7%
162,147	Lyondell Chemical Co. (g)	7,103,660
1,892	Wellman, Inc. (g)	0

		7,103,660

	Conglomerates 0.1%
1,870	Euramax International, Inc. (f)(g)	588,987

	Cosmetics/Toiletries 0.1%
1,641,483	Marietta Holding Corp. (Acquired 04/22/10, Cost $2,591,511)(g)	1,296,772

	Financial Intermediaries 0.0%
6,619	RJO Holdings Corp. (Acquired 01/14/11, Cost $0) (g)	48,678

	Food Products 0.0%
614,269	Panrico (g)	0

	Home Furnishings 0.0%
62,413	Targus Group International, Inc. (Acquired 12/16/09, Cost $0) (g)(i)	179,125

	Leisure Goods/Activities/Movies 1.0%
600,814	MB2, LP. (Canada) (f)(g)	291,461
400,602	Metro-Goldwyn-Mayer, Inc. (g)	9,013,545

		9,305,006

	Lodging & Casinos 0.1%
41,966	BLB Worldwide Holdings, Inc., Class A (g)	458,143
5,500	BLB Worldwide Holdings, Inc., Class B (g)	44,000

		502,143

	Oil & Gas 0.3%
76,400	Vitruvian Exploration, LLC (g)	2,502,100

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Shares	Description	Value

	Publishing 0.2%
$87,369	Affiliated Media, Inc. (g)	$2,577,379
4,753	Endurance Business Media, Inc. Class A (g)	47,531
7,080	SuperMedia, Inc. (g)	30,727

		2,655,637

	Total Common Stocks 2.8%	26,801,554

	Warrants 0.0%
	Building & Development 0.0%
117	Lake at Las Vegas Joint Venture, LLC, Class C, expiring 7/15/15 (g)	0
161	Lake at Las Vegas Joint Venture, LLC, Class D, expiring 7/15/15 (g)	0
179	Lake at Las Vegas Joint Venture, LLC, Class E, expiring 7/15/15 (g)	0
202	Lake at Las Vegas Joint Venture, LLC, Class F, expiring 7/15/15 (g)	0
229	Lake at Las Vegas Joint Venture, LLC, Class G, expiring 7/15/15 (g)	0

		0

	Cosmetics/Toiletries 0.0%
413,194	Marietta Holding Corp., expiring 02/19/20 (Acquired 04/22/10, Cost $0) (g)	0

	Radio & Television 0.0%
1,568	Cumulus Media, Inc., expiring 06/29/19 (Acquired 01/14/10, Cost $0) (g)	4,406

	Total Warrants 0.0%	4,406

	Preferred Stock 0.0%
	Financial Intermediaries 0.0%
649	RJO Holdings Corp. (Acquired 01/14/11, Cost $0) (g)	97,335

	Total Preferred Stock 0.0%	97,335

Total Long-Term Investments 121.1% (Cost $1,276,595,294)		1,185,008,614

Time Deposit 4.3%
State Street Bank & Trust Co. ($42,167,740 par, 0.01% coupon, dated 5/31/11, to be sold on 06/01/11 at $42,167,752) (Cost $42,167,740)		42,167,740

Total Investments 125.4% (Cost $1,318,763,034)		1,227,176,354

Foreign Currency 0.7% (Cost $6,414,411)		6,414,559

Borrowings (24.6%)		(241,000,000)

Liabilities in Excess of Other Assets (1.5%)		(14,253,006)

Net Assets 100.0%		$978,337,907

Investment Abbreviations:

Principal amounts are denominated in US currency unless otherwise noted.

PIK —	Payment-in-kind

DIP —	Debtor-in-possession
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

EAD —	Exposure at Default

CLO —	Collateralized Loan Obligation

CDO —	Collateralized Debt Obligation

£ —	Great Britain Pound

€ —	Euro

Notes to Schedule of Investments

Percentages are calculated as a percentage of net assets.

(a)	All or portion of this security is payment-in-kind.

(b)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments.

The aggregate value of these securities at May 31, 2011 was $13,971,796, which represented 1.43% of the Fund’s Net Assets.

(c)	This borrower has filed for protection in federal bankruptcy court.

(d)	The borrower is in the process of restructuring or amending the terms of this loan.

(e)	All or a portion of this holding is designated in connection with unfunded loan commitments. See Note 5.

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at May 31, 2011, 2011 was $44,205,300, which represented 4.52% of the Fund’s Net Assets.

(g)	Non-income producing security acquired through the restructuring of senior loans.

(h)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on May 31, 2011.

(i)	Affiliated Company.

(j)	Subsequent to May 31, 2011, this borrower has filed for protection in federal bankruptcy court.

*	Senior Loans in the Fund’s portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund’s portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund’s portfolio may be substantially less than the stated maturities shown.

**	Senior Loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks or (iii) the certificate of deposit rate. Senior Loans are generally considered to be restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan. The stated coupon notes reflect the weighted average rate of the outstanding contracts for each loan as of May 31, 2011.
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Swap agreements outstanding as of May 31, 2011:
     Credit Default Swaps

			Pay/						Credit
			Receive		Implied	Notional			Rating of
		Buy/Sell	Fixed	Expiration	Credit	Amount	Upfront		Reference
Counterparty	Reference Entity	Protection	Rate	Date	Spread (a)	(000)	Payments	Value	Equity (b)
Goldman Sachs International	CDX.NA.HY.9	Sell	3.750	12/20/12	1.420	34,400	1,431,000	1,501,375	NR
Goldman Sachs International	CDX.NA.HY.10	Sell	5.000	06/20/13	1.840	17,400	1,128,250	1,284,372	NR
Goldman Sachs International	Gala Group Finance	Sell	3.450	12/20/12	3.960	7,195	0	(2,002)	NR
Goldman Sachs International	Gala Group Finance	Sell	4.150	03/20/13	3.980	7,195	0	79,359	NR
Goldman Sachs International	LCDX.NA.10	Sell	3.250	06/20/13	3.250	45,600	5,269,000	2,184,240	NR
Goldman Sachs International	LCDX9	Sell	2.250	12/20/12	2.250	38,000	3,136,250	931,000	NR
Goldman Sachs International	Peermont Global	Sell	3.500	09/20/12	5.970	7,195	0	(169,077)	B
Goldman Sachs International	Texas Competitive Electric Holdings Company, LLC	Sell	5.000	03/20/12	5.200	5,000	112,500	42,415	B

Total Credit Default Swaps						$161,985	$11,077,000	$5,851,682

NR —	Not Rated

(a)	Implied credit spreads represents the current level at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally. (b) Credit rating as issued by Standard and Poor’s (Unaudited).
See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Forward foreign currency contracts outstanding as of May 31, 2011:

				Unrealized
				Appreciation/
	Counter Party	In Exchange for	Current Value	Depreciation
Long Contracts:
Euro
934,800 expiring 08/15/11	Goldman Sachs International	US $	$1,342,765	$(41,001)
4,907,300 expiring 08/15/11	Goldman Sachs International	US $	7,048,940	52,455
1,885,000 expiring 08/15/11	Goldman Sachs International	US $	2,707,650	8,707
5,316,649 expiring 08/15/11	Goldman Sachs International	US $	7,636,937	127,356
626,480 expiring 08/15/11	Goldman Sachs International	US $	899,888	19,283

				166,800

Pound Sterling
3,231,190 expiring 08/15/11	Goldman Sachs International	US $	5,310,423	29,085
4,882,662 expiring 08/15/11	Goldman Sachs International	US $	8,024,598	(15,340)

				13,745

Total Long Contracts				180,545

Short Contracts:
Euro
158,216,009 expiring 08/15/11	Goldman Sachs International	US $	227,264,514	6,806,577

Pound Sterling
67,450,783 expiring 08/15/11	Goldman Sachs International	US $	110,854,569	297,576
297,720 expiring 08/15/11	Goldman Sachs International	US $	489,299	(4,104)
1,812,947 expiring 08/15/11	Goldman Sachs International	US $	2,979,557	(38,848)
1,775,000 expiring 08/15/11	Goldman Sachs International	US $	2,917,192	(50,501)

				204,123

Total Short Contracts				7,010,700

Total Forward Foreign Currency Contracts				$7,191,245

See accompanying notes which are an integral part of this schedule.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Notes to Quarterly Schedule of Portfolio Holdings
May 31, 2011
(Unaudited)
NOTE 1 — Significant Accounting Policies
A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.

Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transaction are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

Other income is compromised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of a loan or note.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

E.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized
Invesco Van Kampen Dynamic Credit Opportunities Fund

foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between two parties (“Counterparties”) to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. In the event of a default by the counterparty, the Fund will seek withdrawal of this collateral and may incur certain cost exercising its right with respect to the collateral. If a counterparty becomes bankruptcy or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes
Invesco Van Kampen Dynamic Credit Opportunities Fund

upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations.

H.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

I.	Leverage Risk — The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing or issuing preferred shares. There are riks associated with borrowing or issuing preferred shares in an effort to increase the yield and distributions on the common shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the common shares, and that fluctuations in the interest rates on the borrowing or dividend rates on preferred shares may affect the yield and distributions to the common shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

J.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or broad of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resouces to honor their obligations and by monitoring the financial stability of those counterparties.

K.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countires other than the United States. Investment in non-U.S. issuers involeves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar demominated investments will be subject to currecny risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.

L.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.
NOTE 2 — Additional Valuation Information
Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current
Invesco Van Kampen Dynamic Credit Opportunities Fund

market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:
Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
     The following is a summary of the tiered valuation input levels, as of May 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
     During the three months ended May 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Investments in an Asset Position

Variable Rate Senior Loan Interests	$—	$893,534,019	$11,820,661	$905,354,680
Notes	—	235,345,701	3,274,754	238,620,455
Structured Products		14,130,184		14,130,184
Equities	16,530,924	7,932,935	2,439,436	26,903,295
Time Deposits	—	42,167,740	—	42,167,740
Forward Foreign Currency Contracts		7,341,039		7,341,039
Swap Agreements	—	6,022,761	—	6,022,761

Total Investments in an Asset Position	$16,530,924	$1,206,474,379	$17,534,851	$1,240,540,154

Investments in a Liability Position
Unfunded Commitments	$—	$(1,909,991)	$—	$(1,909,991)
Forward Foreign Currency Contracts		$(149,794)		(149,794)
Swap Agreements	—	(171,079)	—	(171,079)

Total Investments in a Liability Position	$—	$(2,230,864)	$—	$(2,230,864)

NOTE 3 — Derivative Instruments
The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.
Value of Derivative Instruments at Period-End
The Table below summarizes the value of the Fund’s derivative instruments, detailed by primary risk exposure, held as of May 31, 2011:
Invesco Van Kampen Dynamic Credit Opportunities Fund

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities

Credit risk
Swap agreement	$6,022,761	$(171,079)

Credit risk
Forward foreign currency	7,341,039	(149,794)

Effect of Derivative Instruments for the three months ended May 31, 2011
The table below summarizes the gains (losses) on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement
	of Operations
	Swap	Foreign Currency
	Agreements *	Contracts **

Realized Gain (Loss)
Credit risk	$(6,658,734)	$-0-

Currency risk	-0-	(19,752,767)

Change in Unrealized Appreciation (Depreciation)
Credit risk	$415,080	$-0-

Currency risk	-0-	8,059,675

Total	$(6,243,654)	$(11,693,092)

*	The average value of swap agreements during the period was $161,985,000.

**	The cost of purchases and the proceeds from sales of forward foreign currency contracts were $442,659,878 and $441,514,887, respectively.
NOTE 4 — Investments in Other Affiliates
The Investment Company Act of 1940 defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The followings are the summary of the investments in affiliates for the period ended May 31, 2011.

				Change in
				Unrealized	Realized		Interest/
	Value	Purchases at	Proceeds from	Appreciation	Gain	Value	Dividend
	02/28/11	Cost	Sales	(Depreciation)	(Loss)	05/31/11	Income

Targus Group International Inc. — Note	$1,538,235	$-0-	$-0-	$-0-	$-0-	$1,538,235	$39,310

Targus Group International Inc. — Common Shares	179,125	-0-	-0-	-0-	-0-	179,125	-0-

Total	$1,717,360	$-0-	$-0-	$-0-	-0-	$1,717,360	$39,310

NOTE 5 — Unfunded Loan Commitments
As of May 31, 2011, the Fund had unfunded loan commitments of $1,909,991, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:
Invesco Van Kampen Dynamic Credit Opportunities Fund

			Unrealized
		Unfunded	Appreciation
Description	Type	Commitments	(Depreciation)

Axia Acquisition Corp.	Revolver	$348,226	$(25,950)
Bright Horizons Family Solutions, Inc.	Revolver	2,899,694	(11,471)
CB Richard Ellis Services, Inc.	New Term Loan D	2,073,735	(6,999)
Community Health Systems, Inc.	Revolver	10,000,000	(600,000)
Delta Air Lines, Inc.	Revolver	2,000,000	(69,580)
General Motors Holdings	Revolver	6,451,767	(520,174)
Graphic Packaging International, Inc.	Revolver	5,000,000	(100,000)
Hicks Sporting Group, LLC	Term Loan	6,722	-0-
Key Safety Systems, Inc.	Revolver	122,500	(10,109)
Lake at Las Vegas Joint Venture	Exit Revolver	260,740	(2,607)
Sbarro, Inc.	Delayed Draw Term Loan	9,972	-0-
Surgical Care Affiliates, Inc.	Revolver	6,250,000	(562,500)
White Birch Paper Co.	DIP Term Loan	106,988	(601)

		$35,530,344	$(1,909,991)

NOTE 6 — Investment Securities
The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the three months ended May 31, 2011 was $453,426,391 and $519,714,077, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$49,345,893
Aggregate unrealized (depreciation) of investment securities	(159,332,142)

Net unrealized appreciation (depreciation) of investment securities	$(109,986,249)

Cost of investments for tax purposes is $1,337,162,603.
Invesco Van Kampen Dynamic Credit Opportunities Fund

Item 2. Controls and Procedures.
(a)	As of June 10, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of June 10, 2011, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: Invesco Van Kampen Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 29, 2011
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows
Principal Executive Officer

Date: July 29, 2011

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date: July 29, 2011

EXHIBIT INDEX
Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.